Exhibit 10.2

CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY.

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment and agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under any Loan Document (as such Loan Documents are amended or otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended or otherwise expressly modified by the Amendment). The Guarantors hereby confirm that the security interests and Liens granted pursuant to the Loan Documents continue to secure the Obligations including the Local Credit Facility Obligations and that such security interests and Liens remain in full force and effect.

ALLTRISTA NEWCO CORPORATION

ALLTRISTA PLASTICS CORPORATION

BICYCLE HOLDING, INC.

HEARTHMARK, LLC

JARDEN ACQUISITION I, INC.

JARDEN ZINC PRODUCTS, INC.

LEHIGH CONSUMER PRODUCTS CORPORATION

LOEW-CORNELL, INC.

QUOIN, LLC

THE UNITED STATES PLAYING CARD COMPANY

JARDEN DIRECT, INC.

USPC HOLDING, INC.

AMERICAN HOUSEHOLD, INC.

AUSTRALIAN COLEMAN, INC.

BRK BRANDS, INC.

CC OUTLET, INC.

COLEMAN INTERNATIONAL HOLDINGS, LLC

COLEMAN WORLDWIDE CORPORATION

FIRST ALERT, INC.

FIRST ALERT HOLDINGS, INC.

KANSAS ACQUISITION CORP.

LASER ACQUISITION CORP.

L.A. SERVICES, INC.

NIPPON COLEMAN, INC.

SI II, INC.

SUNBEAM AMERICAS HOLDINGS, LLC

SUNBEAM PRODUCTS, INC.

THE COLEMAN COMPANY, INC.

HOLMES MOTOR CORPORATION

RIVAL CONSUMER SALES CORPORATION

By:	/s/ Desiree DeStefano
Name:	Desiree DeStefano
Title:	Vice President